EXHIBIT 24.1

POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig and Thomas M. Donegan, Jr., or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3, and any amendments thereto (including any post-effective amendments), for purposes of registering for re-sale those shares of the common stock of Brown & Brown, Inc. issued in connection with the stock acquisition of The Young Agency, Inc., a New York corporation, which registration statement is to be filed with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ SAMUEL P. BELL III
Samuel P. Bell, III

Dated: July 27, 2001

POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig and Thomas M. Donegan, Jr., or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3, and any amendments thereto (including any post-effective amendments), for purposes of registering for re-sale those shares of the common stock of Brown & Brown, Inc. issued in connection with the stock acquisition of The Young Agency, Inc., a New York corporation, which registration statement is to be filed with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ J. HYATT BROWN
J. Hyatt Brown

Dated: July 27, 2001

POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig and Thomas M. Donegan, Jr., or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3, and any amendments thereto (including any post-effective amendments), for purposes of registering for re-sale those shares of the common stock of Brown & Brown, Inc. issued in connection with the stock acquisition of The Young Agency, Inc., a New York corporation, which registration statement is to be filed with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ BRADLEY CURREY, JR.
Bradley Currey, Jr.

Dated: July 27, 2001

POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig and Thomas M. Donegan, Jr., or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3, and any amendments thereto (including any post-effective amendments), for purposes of registering for re-sale those shares of the common stock of Brown & Brown, Inc. issued in connection with the stock acquisition of The Young Agency, Inc., a New York corporation, which registration statement is to be filed with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ JIM W. HENDERSON
Jim W. Henderson

Dated: July 27, 2001

POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig and Thomas M. Donegan, Jr., or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3, and any amendments thereto (including any post-effective amendments), for purposes of registering for re-sale those shares of the common stock of Brown & Brown, Inc. issued in connection with the stock acquisition of The Young Agency, Inc., a New York corporation, which registration statement is to be filed with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ THEODORE J. HOEPNER
Theodore J. Hoepner

Dated: July 27, 2001

POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig and Thomas M. Donegan, Jr., or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3, and any amendments thereto (including any post-effective amendments), for purposes of registering for re-sale those shares of the common stock of Brown & Brown, Inc. issued in connection with the stock acquisition of The Young Agency, Inc., a New York corporation, which registration statement is to be filed with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ DAVID H. HUGHES
David H. Hughes

Dated: July 27, 2001

POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig and Thomas M. Donegan, Jr., or either of them, as her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3, and any amendments thereto (including any post-effective amendments), for purposes of registering for re-sale those shares of the common stock of Brown & Brown, Inc. issued in connection with the stock acquisition of The Young Agency, Inc., a New York corporation, which registration statement is to be filed with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

TONI JENNINGS
Toni Jennings

Dated: July 27, 2001

POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig and Thomas M. Donegan, Jr., or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3, and any amendments thereto (including any post-effective amendments), for purposes of registering for re-sale those shares of the common stock of Brown & Brown, Inc. issued in connection with the stock acquisition of The Young Agency, Inc., a New York corporation, which registration statement is to be filed with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ JOHN R. RIEDMAN
John R. Riedman

Dated: July 27, 2001

POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig and Thomas M. Donegan, Jr., or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3, and any amendments thereto (including any post-effective amendments), for purposes of registering for re-sale those shares of the common stock of Brown & Brown, Inc. issued in connection with the stock acquisition of The Young Agency, Inc., a New York corporation, which registration statement is to be filed with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ JAN E. SMITH
Jan E. Smith

Dated: July 27, 2001

POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig and Thomas M. Donegan, Jr., or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3, and any amendments thereto (including any post-effective amendments), for purposes of registering for re-sale those shares of the common stock of Brown & Brown, Inc. issued in connection with the stock acquisition of The Young Agency, Inc., a New York corporation, which registration statement is to be filed with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ CORY T. WALKER
Cory T. Walker

Dated: July 27, 2001

G:\JHAYES\ADMIN\SEC\S3\YOUNG\POA_YNG1.doc

POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig and Thomas M. Donegan, Jr., or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3, and any amendments thereto (including any post-effective amendments), for purposes of registering for re-sale those shares of the common stock of Brown & Brown, Inc. issued in connection with the acquisition via merger of Layne & Associates, Ltd., a Nevada corporation, which registration statement is to be filed with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ SAMUEL P. BELL III
Samuel P. Bell, III

Dated: July 27, 2001

POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig and Thomas M. Donegan, Jr., or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3, and any amendments thereto (including any post-effective amendments), for purposes of registering for re-sale those shares of the common stock of Brown & Brown, Inc. issued in connection with the stock acquisition of Layne & Associates, Ltd., a Nevada corporation, which registration statement is to be filed with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ J. HYATT BROWN
J. Hyatt Brown

Dated: July 27, 2001

POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig and Thomas M. Donegan, Jr., or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3, and any amendments thereto (including any post-effective amendments), for purposes of registering for re-sale those shares of the common stock of Brown & Brown, Inc. issued in connection with the stock acquisition of Layne & Associates, Ltd., a Nevada corporation, which registration statement is to be filed with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ BRADLEY CURREY, JR.
Bradley Currey, Jr.

Dated: July 27, 2001

POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig and Thomas M. Donegan, Jr., or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3, and any amendments thereto (including any post-effective amendments), for purposes of registering for re-sale those shares of the common stock of Brown & Brown, Inc. issued in connection with the stock acquisition of Layne & Associates, Ltd., a Nevada corporation, which registration statement is to be filed with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ JIM W. HENDERSON
Jim W. Henderson

Dated: July 27, 2001

POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig and Thomas M. Donegan, Jr., or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3, and any amendments thereto (including any post-effective amendments), for purposes of registering for re-sale those shares of the common stock of Brown & Brown, Inc. issued in connection with the stock acquisition of Layne & Associates, Ltd., a Nevada corporation, which registration statement is to be filed with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ THEODORE J. HOEPNER
Theodore J. Hoepner

Dated: July 27, 2001

POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig and Thomas M. Donegan, Jr., or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3, and any amendments thereto (including any post-effective amendments), for purposes of registering for re-sale those shares of the common stock of Brown & Brown, Inc. issued in connection with the stock acquisition of Layne & Associates, Ltd., a Nevada corporation, which registration statement is to be filed with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ DAVID H. HUGHES
David H. Hughes

Dated: July 27, 2001

POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig and Thomas M. Donegan, Jr., or either of them, as her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3, and any amendments thereto (including any post-effective amendments), for purposes of registering for re-sale those shares of the common stock of Brown & Brown, Inc. issued in connection with the stock acquisition of Layne & Associates, Ltd., a Nevada corporation, which registration statement is to be filed with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

TONI JENNINGS
Toni Jennings

Dated: July 27, 2001

POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig and Thomas M. Donegan, Jr., or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3, and any amendments thereto (including any post-effective amendments), for purposes of registering for re-sale those shares of the common stock of Brown & Brown, Inc. issued in connection with the stock acquisition of Layne & Associates, Ltd., a Nevada corporation, which registration statement is to be filed with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ JOHN R. RIEDMAN
John R. Riedman

Dated: July 27, 2001

POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig and Thomas M. Donegan, Jr., or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3, and any amendments thereto (including any post-effective amendments), for purposes of registering for re-sale those shares of the common stock of Brown & Brown, Inc. issued in connection with the stock acquisition of Layne & Associates, Ltd., a Nevada corporation, which registration statement is to be filed with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ JAN E. SMITH
Jan E. Smith

Dated: July 27, 2001

POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig and Thomas M. Donegan, Jr., or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3, and any amendments thereto (including any post-effective amendments), for purposes of registering for re-sale those shares of the common stock of Brown & Brown, Inc. issued in connection with the stock acquisition of Layne & Associates, Ltd., a Nevada corporation, which registration statement is to be filed with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ CORY T. WALKER
Cory T. Walker

Dated: July 27, 2001

G:\JHAYES\ADMIN\SEC\S3\LAYNE\POA_LYN1.doc

POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig and Thomas M. Donegan, Jr., or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3, and any amendments thereto (including any post-effective amendments), for purposes of registering for re-sale those shares of the common stock of Brown & Brown, Inc. issued in connection with the acquisition via merger of Agency of Insurance Professionals, Inc., an Oklahoma corporation, and CompVantage Insurance Agency, L.L.C. and Agency of Indian Programs Insurance, L.L.C., each an Oklahoma limited liability company, which registration statement is to be filed with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ SAMUEL P. BELL III
Samuel P. Bell, III

Dated: July 27, 2001

POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig and Thomas M. Donegan, Jr., or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3, and any amendments thereto (including any post-effective amendments), for purposes of registering for re-sale those shares of the common stock of Brown & Brown, Inc. issued in connection with the stock acquisition of Agency of Insurance Professionals, Inc., an Oklahoma corporation, and CompVantage Insurance Agency, L.L.C. and Agency of Indian Programs Insurance, L.L.C., each an Oklahoma limited liability company, which registration statement is to be filed with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ J. HYATT BROWN
J. Hyatt Brown

Dated: July 27, 2001

POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig and Thomas M. Donegan, Jr., or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3, and any amendments thereto (including any post-effective amendments), for purposes of registering for re-sale those shares of the common stock of Brown & Brown, Inc. issued in connection with the stock acquisition of Agency of Insurance Professionals, Inc., an Oklahoma corporation, and CompVantage Insurance Agency, L.L.C. and Agency of Indian Programs Insurance, L.L.C., each an Oklahoma limited liability company, which registration statement is to be filed with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ BRADLEY CURREY, JR.
Bradley Currey, Jr.

Dated: July 27, 2001

POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig and Thomas M. Donegan, Jr., or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3, and any amendments thereto (including any post-effective amendments), for purposes of registering for re-sale those shares of the common stock of Brown & Brown, Inc. issued in connection with the stock acquisition of Agency of Insurance Professionals, Inc., an Oklahoma corporation, and CompVantage Insurance Agency, L.L.C. and Agency of Indian Programs Insurance, L.L.C., each an Oklahoma limited liability company, which registration statement is to be filed with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ JIM W. HENDERSON
Jim W. Henderson

Dated: July 27, 2001

POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig and Thomas M. Donegan, Jr., or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3, and any amendments thereto (including any post-effective amendments), for purposes of registering for re-sale those shares of the common stock of Brown & Brown, Inc. issued in connection with the stock acquisition of Agency of Insurance Professionals, Inc., an Oklahoma corporation, and CompVantage Insurance Agency, L.L.C. and Agency of Indian Programs Insurance, L.L.C., each an Oklahoma limited liability company, which registration statement is to be filed with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ THEODORE J. HOEPNER
Theodore J. Hoepner

Dated: July 27, 2001

POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig and Thomas M. Donegan, Jr., or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3, and any amendments thereto (including any post-effective amendments), for purposes of registering for re-sale those shares of the common stock of Brown & Brown, Inc. issued in connection with the stock acquisition of Agency of Insurance Professionals, Inc., an Oklahoma corporation, and CompVantage Insurance Agency, L.L.C. and Agency of Indian Programs Insurance, L.L.C., each an Oklahoma limited liability company, which registration statement is to be filed with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ DAVID H. HUGHES
David H. Hughes

Dated: July 27, 2001

POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig and Thomas M. Donegan, Jr., or either of them, as her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3, and any amendments thereto (including any post-effective amendments), for purposes of registering for re-sale those shares of the common stock of Brown & Brown, Inc. issued in connection with the stock acquisition of Agency of Insurance Professionals, Inc., an Oklahoma corporation, and CompVantage Insurance Agency, L.L.C. and Agency of Indian Programs Insurance, L.L.C., each an Oklahoma limited liability company, which registration statement is to be filed with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

TONI JENNINGS
Toni Jennings

Dated: July 27, 2001

POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig and Thomas M. Donegan, Jr., or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3, and any amendments thereto (including any post-effective amendments), for purposes of registering for re-sale those shares of the common stock of Brown & Brown, Inc. issued in connection with the stock acquisition of Agency of Insurance Professionals, Inc., an Oklahoma corporation, and CompVantage Insurance Agency, L.L.C. and Agency of Indian Programs Insurance, L.L.C., each an Oklahoma limited liability company, which registration statement is to be filed with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ JOHN R. RIEDMAN
John R. Riedman

Dated: July 27, 2001

POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig and Thomas M. Donegan, Jr., or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3, and any amendments thereto (including any post-effective amendments), for purposes of registering for re-sale those shares of the common stock of Brown & Brown, Inc. issued in connection with the stock acquisition of Agency of Insurance Professionals, Inc., an Oklahoma corporation, and CompVantage Insurance Agency, L.L.C. and Agency of Indian Programs Insurance, L.L.C., each an Oklahoma limited liability company, which registration statement is to be filed with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ JAN E. SMITH
Jan E. Smith

Dated: July 27, 2001

POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig and Thomas M. Donegan, Jr., or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3, and any amendments thereto (including any post-effective amendments), for purposes of registering for re-sale those shares of the common stock of Brown & Brown, Inc. issued in connection with the stock acquisition of Agency of Insurance Professionals, Inc., an Oklahoma corporation, and CompVantage Insurance Agency, L.L.C. and Agency of Indian Programs Insurance, L.L.C., each an Oklahoma limited liability company, which registration statement is to be filed with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ CORY T. WALKER
Cory T. Walker

Dated: July 27, 2001

G:\JHAYES\ADMIN\SEC\S3\OKLAHOMA\POA_OKL1.doc

POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig and Thomas M. Donegan, Jr., or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3, and any amendments thereto (including any post-effective amendments), for purposes of registering for re-sale those shares of the common stock of Brown & Brown, Inc. issued in connection with the stock acquisition of The Connelly Insurance Group, Inc. and The Benefit Group, Inc., each a Florida corporation, which registration statement is to be filed with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ SAMUEL P. BELL III
Samuel P. Bell, III

Dated: July 27, 2001

POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig and Thomas M. Donegan, Jr., or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3, and any amendments thereto (including any post-effective amendments), for purposes of registering for re-sale those shares of the common stock of Brown & Brown, Inc. issued in connection with the stock acquisition of The Connelly Insurance Group, Inc. and The Benefit Group, Inc., each a Florida corporation, which registration statement is to be filed with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ J. HYATT BROWN
J. Hyatt Brown

Dated: July 27, 2001

POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig and Thomas M. Donegan, Jr., or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3, and any amendments thereto (including any post-effective amendments), for purposes of registering for re-sale those shares of the common stock of Brown & Brown, Inc. issued in connection with the stock acquisition of The Connelly Insurance Group, Inc. and The Benefit Group, Inc., each a Florida corporation, which registration statement is to be filed with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ BRADLEY CURREY, JR.
Bradley Currey, Jr.

Dated: July 27, 2001

POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig and Thomas M. Donegan, Jr., or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3, and any amendments thereto (including any post-effective amendments), for purposes of registering for re-sale those shares of the common stock of Brown & Brown, Inc. issued in connection with the stock acquisition of The Connelly Insurance Group, Inc. and The Benefit Group, Inc., each a Florida corporation, which registration statement is to be filed with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ JIM W. HENDERSON
Jim W. Henderson

Dated: July 27, 2001

POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig and Thomas M. Donegan, Jr., or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3, and any amendments thereto (including any post-effective amendments), for purposes of registering for re-sale those shares of the common stock of Brown & Brown, Inc. issued in connection with the stock acquisition of The Connelly Insurance Group, Inc. and The Benefit Group, Inc., each a Florida corporation, which registration statement is to be filed with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ THEODORE J. HOEPNER
Theodore J. Hoepner

Dated: July 27, 2001

POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig and Thomas M. Donegan, Jr., or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3, and any amendments thereto (including any post-effective amendments), for purposes of registering for re-sale those shares of the common stock of Brown & Brown, Inc. issued in connection with the stock acquisition of The Connelly Insurance Group, Inc. and The Benefit Group, Inc., each a Florida corporation, which registration statement is to be filed with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ DAVID H. HUGHES
David H. Hughes

Dated: July 27, 2001

POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig and Thomas M. Donegan, Jr., or either of them, as her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3, and any amendments thereto (including any post-effective amendments), for purposes of registering for re-sale those shares of the common stock of Brown & Brown, Inc. issued in connection with the stock acquisition of The Connelly Insurance Group, Inc. and The Benefit Group, Inc., each a Florida corporation, which registration statement is to be filed with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

TONI JENNINGS
Toni Jennings

Dated: July 27, 2001

POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig and Thomas M. Donegan, Jr., or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3, and any amendments thereto (including any post-effective amendments), for purposes of registering for re-sale those shares of the common stock of Brown & Brown, Inc. issued in connection with the stock acquisition of The Connelly Insurance Group, Inc. and The Benefit Group, Inc., each a Florida corporation, which registration statement is to be filed with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ JOHN R. RIEDMAN
John R. Riedman

Dated: July 27, 2001

POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig and Thomas M. Donegan, Jr., or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3, and any amendments thereto (including any post-effective amendments), for purposes of registering for re-sale those shares of the common stock of Brown & Brown, Inc. issued in connection with the stock acquisition of The Connelly Insurance Group, Inc. and The Benefit Group, Inc., each a Florida corporation, which registration statement is to be filed with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ JAN E. SMITH
Jan E. Smith

Dated: July 27, 2001

POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig and Thomas M. Donegan, Jr., or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3, and any amendments thereto (including any post-effective amendments), for purposes of registering for re-sale those shares of the common stock of Brown & Brown, Inc. issued in connection with the stock acquisition of The Connelly Insurance Group, Inc. and The Benefit Group, Inc., each a Florida corporation, which registration statement is to be filed with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ CORY T. WALKER
Cory T. Walker

Dated: July 27, 2001

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